Exhibit 99.1

For Release: May 30, 2018 02:00 P.M. PDT

Quantum Corporation Announces Appointment of J. Michael Dodson as Chief Financial Officer and Interim CEO

San Jose, California—May 30, 2018 – Quantum Corp. (NYSE: QTM) today announced Michael Dodson as its Chief Financial Officer and interim CEO effective May 31, 2018. Dodson replaces current CFO Fuad Ahmad and will serve as interim CEO replacing Patrick Dennis, who has resigned his position to focus on pressing family matters. The Board is conducting an active search to select a permanent CEO.

In his new role, Dodson will lead Quantum’s ongoing business transformation and cost savings initiatives and will drive the company to complete its highest priority of achieving sustained profitability while continuing to deliver top storage solutions and services to its customers.

“I wish to thank Patrick and Fuad for their service and welcome Michael to Quantum,” said Raghu Rau, Chairman of Quantum. “Michael brings a solid foundation in accounting, financial reporting and internal control procedures, and has had a very successful track record as the CFO of several public technology companies. We believe he possesses the right skill sets to significantly improve Quantum’s financial performance for the benefit of all shareholders.”

A seasoned finance professional, Dodson brings a broad range of expertise to Quantum, including strong accounting credentials, a proven record of improving profitability and cash generation and deep experience with capital markets. Dodson began his career with Ernst and Young in the San Jose, California office, where he served a number of global public technology companies, including several companies in the data storage space. He has also served as CFO for five public global technology companies including Mattson Technology, DDi and ESL.

About Quantum

Quantum is a leading expert in scale-out tiered storage, archive and data protection, providing solutions for capturing, sharing, managing and preserving digital assets over the entire data lifecycle. From small businesses to major enterprises, more than 100,000 customers have trusted Quantum to address their most demanding data workflow challenges. Quantum’s end-to-end, tiered storage foundation enables customers to maximize the value of their data by making it accessible whenever and wherever needed, retaining it indefinitely and reducing total cost and complexity. See how at www.quantum.com/customerstories.

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Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

“Safe Harbor” Statement: This press release contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Quantum advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the statements that Mr. Dodson: i) will lead Quantum’s ongoing business transformation and cost savings initiatives, ii) will drive the company to complete its highest priority of achieving sustained profitability while continuing to deliver top storage solutions and services to its customers, and iii) possesses the right skill sets to significantly improve Quantum’s financial performance for the benefit of all shareholders. All forward-looking statements are based on information available to Quantum on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum’s actual results to differ materially from those implied by the forward-looking statement, including unexpected changes in the Company’s business. More detailed information about these risk factors, and additional risk factors, are set forth in Quantum’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in Quantum’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2017. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contacts:

Public Relations:

Bob Wientzen

Quantum Corp.

720-201-8125

bob.wientzen@quantum.com

Investor Relations:

Molly Presley

Quantum Corp.

425-201-1481

ir@quantum.com

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